Exhibit 99.1

February 2015

Safe Harbor
Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plans and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; supply and demand for real property inventory and periodic deterioration in values of California real estate, both residential and commercial; a prolonged slowdown or decline in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the cost or effect of acquisitions we may make; the effect of changes in laws and regulations (including laws, regulations and judicial decisions concerning financial reform, taxes, banking capital levels, securities, employment, executive compensation, insurance and information security) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rate or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats including loss of system functionality or theft or loss of Company or customer data; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes and the expanding use of technology in banking (including the adoption of mobile banking applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy or local business conditions; fluctuations in the price of the Company’s stock; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard- setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our management team and/or our board of directors; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries or investigations and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company’s public reports including its Annual Report on Form 10-K for the year ended December 31, 2013, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. 2

CVB Financial Corp. (CVBF)
Total Assets: $7.4 Billion
Gross Loans: $3.8 Billion
Total Deposits (Including Repos): $6.2 Billion
Total Equity: $878 Million
Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974
Locations in 42 cities with 40 business financial centers and 6 commercial banking centers and 3 trust office locations serving the Inland Empire, LA County, Orange County, San Diego County and the Central Valley of California

Experienced Leadership
Name Position Banking Experience CVBF Service
Christopher D. Myers President & CEO 30 Years 8 Years
Richard C. Thomas Executive Vice President Chief Financial Officer 5 Years 4 Years
James F. Dowd Executive Vice President Chief Credit Officer 38 Years 7 Years
David C. Harvey Executive Vice President Chief Operations Officer 25 Years 5 Years
David A. Brager Executive Vice President
Sales Division 27 Years 12 Years
R. Daniel Banis Executive Vice President CitizensTrust 33 Years 3 Years
Yamynn DeAngelis Executive Vice President Chief Risk Officer 35 Years 27 Years
Richard Wohl Executive Vice President
General Counsel 26 Years 3 Years

Board of Directors
Name CVB Experience Age
Ray O’Brien—Chairman 2 Years 58
George Borba Jr.—Vice Chairman 2 Years 47
Steve Del Guercio 2 Years 53
Robert Jacoby 9 Years 73
Hal Oswalt 1 Year 66
San Vaccaro 15 Years 81
Chris Myers—CEO 8 Years 52

Who is CVB Financial Corp.

Largest Banks Headquartered in California
Rank Name Asset Size (12/31/14)
1 Wells Fargo $1,687,155
2 Union Bank $113,120
3 Bank of the West $71,682
4 First Republic Bank $48,353
5 SVB Financial $39,345
6 City National Bank $32,610
7 East West Bank $28,738
8 OneWest Bank $21,805
9 Pacific Western Bank $16,235
10 Cathay Bank $11,512
11 CVB Financial Corp. $7,378
12 BBCN $7,140
13 Farmers & Merchants of Long Beach $5,581
14 Westamerica Bank $5,036

Bank Accomplishments & Ratings
151 Consecutive Quarters of Profitability
101 Consecutive Quarters of Cash Dividends
#4 Rated Bank: BankDirector Magazine
Bank Performance Scorecard (August 2014)
BauerFinancial Report
Five Star Rating (September 2014)
78 Consecutive Quarters
Fitch Rating
BBB (September 2014)

Our Markets

Existing Locations
40 Business Financial Centers
6 Commercial Banking Centers
3 CitizensTrust Locations
Corporate Office
Business Financial Centers
Commercial Banking Centers
CitizensTrust
San Diego – NEW Opened 06/02/2014

Deposits*
(000’s) # of Center Locations Total Deposits
(12/31/13) Total Deposits
(12/31/14)
Los Angeles County 18 $1,921,122 $2,154,938
Inland Empire
(Riverside & San Bernardino Counties) 9 $1,842,239 $1,913,988
Central Valley 9 $866,085 $920,951
Orange County 9 $651,139 $878,466
Other 1 $253,297 $299,942
Total 46 $5,533,882 $6,168,285
Average Cost of Deposits (Year-to-Date) 0.12% 0.11%
*Includes Customer Repurchase Agreements

Total Deposits*
*Interest Bearing Deposits includes REPOs

Deposit Cost Comparison
Source: Q4 2014 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2—$25 billion.

Total Loans*
*Before deferred loan fees, discount on covered loans, and loans held for sale
Includes covered and non-covered loans for all periods presented

Loan Portfolio Composition
Total Loans by Type
Source: Q4 2014 earnings release & company reports
Starting in the 4th quarter of 2014, covered and non-covered loans are combined

Credit Quality

Non-Performing Assets*
*Non-Covered assets | Starting in the 4th quarter of 2014, covered and non-covered assets are combined

Classified Loans*
*Non-Covered loans| Starting in the 4th quarter of 2014, covered and non-covered loans are combined

Loans: Net Charge-Offs*
*Non-Covered | Starting in the 4th quarter of 2014, covered and non-covered loans are combined

Profits

Net Income
Net Income After Taxes
$20.4 million FHLB prepayment charge

Earnings
(000’s) 2010 2011 2012 2013 2014
Net Interest Income $259,317 $234,681 $236,950 $216,266 $236,514
Provision for Loan Losses ($61,200) ($7,068) $0 $16,750 $16,100
Other Operating Income/Expenses (Net) ($111,378) ($106,809) ($122,257) ($88,741) ($89,817)
Income Taxes ($23,804) ($39,071) ($37,413) ($48,667) ($58,776)
Net Profit After Tax $62,935 $81,733 $77,280 $95,608 $104,021

Net Interest Margin
Normalized*
*Normalized tax-equivalent excludes accretion on covered loans

Efficiency & Expenses

Efficiency Ratio
$20.4 million FHLB prepayment charge

Non-Interest Expense as a % of Average Assets
$20.4 million FHLB prepayment charge

Capital

Capital Ratios
Regulatory Minimum Ratio Regulatory
Well-Capitalized Ratio September 30, 2014*
Tier 1 Risk-based Capital Ratio 4.0% 6.0% 17.27%
Total Risk-based Capital Ratio 8.0% 10.0% 18.52%
Tier 1 Leverage Ratio 4.0% 5.0% 10.71%
Tangible Capital Ratio 10.50%
Core Tier 1 Capital Ratio 16.71%

*	CVB Financial Corp.—Consolidated

Securities & Investments

Securities Portfolio* —$3.1 Billion—
Yield on securities portfolio = 2.58%
for the 4th Quarter 2014
CMO’s / REMIC’s 9.69%
Trust Preferred 0.16%
Municipal Bonds 18.48%
Government Agency & GSEs 10.55%
MBS 61.12%
Securities portfolio totaled $3.14 billion at 12/31/2014. The portfolio represents 42.54% of the Bank’s total assets
Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the implied guarantee of the U.S. government. 98% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 4.2% of the municipal bond portfolio
*Securities Available For Sale
Source: Q4 2014 earnings release. As of 12/31/2014 securities held-to-maturity were valued at approximately $1.5 million | Yield on securities represents the fully taxable equivalent

Securities Portfolio* $3.1 Billion Mark-to-Market (Pre-tax)
*Securities Available For Sale
$53,578
(000’s)

CVBF Assets12/31/06
$6.1 Billion
Loans, net 49.9%
Securities 42.4%
Goodwill & Intangibles0.7%
Other 4.6%
Fed Balance* 2.4%
12/31/14
$7.4 Billion
Loans, net 50.9%
Securities 42.5%
Goodwill & Intangibles 1.1%
Other 5.0%
Fed Balance* 0.5%
*Includes overnight funds held at the Federal Reserve, Interest earning—due from Correspondent Banks, other short-term money market accounts or certificates of deposit

Yield on Securities vs. Yield on Loans
*Excluding Discount Accretion

CVBF Liabilities
12/31/06
$5.7 Billion
Junior subordinated Debentures 1.9%
Borrowings 36.0%
Total Deposits* 61.4%
Other Liabilities 0.7%
12/31/14
$6.5 Billion
Other Liabilities 0.9%
Total Deposits* 94.9%
Junior subordinated Debentures 0.4%
Borrowings 3.8%
*Includes Customer Repurchase Agreements

Our Growth Strategy

Our Vision
Citizens Business Bank will strive to become the dominant financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer
The best privately-held and/or family-owned businesses throughout California
Annual revenues of $1-200 million
Top 25% in their respective industry
Full relationship banking
Build 20-year relationships

Three Areas of Growth
Same Store
Sales
DeNovo
Acquisitions
—Banks—
—Trust—

Acquisition Strategy
—Banks—
Target size: $200 million to $2 billion in assets
Financial & Strategic
In-market and/or adjacent geographic market (California only)
—Trust/Investment—
Target size: AUM of $200 million to $1 billion
In California
—Banking Teams—
In- market & ‘new’ markets

Our ‘Critical Few’
Execute on DeNovo Growth Initiatives
Pursue Strategic Acquisitions
Quality Loan Growth
Provide Customer Solutions Through Technology
Expand Market Share Through Same Store Sales

Copy of presentation at www.cbbank.com